UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 28, 2003

PACIFIC NORTHWEST BANCORP

(Exact name of registrant as specified in its charter)

Washington	0-26632	91-1691216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Third Avenue, Suite 250

Seattle, Washington  98101

(Address of principal executive offices, including Zip Code)

(206) 624-9761

(Registrant’s telephone number, including area code)

Item 5.  Other Events

On January 28, 2003, the Board of Directors of Pacific Northwest Bancorp authorized the purchase in the open market, over the next twelve months, of up to 5% of its outstanding shares of common stock.

Item 7.  Exhibits

                      99      Press Release, dated January 29, 2003.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                Dated:  January 29, 2003.

PACIFIC NORTHWEST BANCORP

By:	/s/ Bette J. Floray
Bette J. Floray
Executive Vice President and Chief Financial Officer